SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2026

BESTGOFER, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-56485	82-5296245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10 Nisan Beck St.

Jerusalem, Israel 91034

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (972) 03-9117987

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.06Material Impairments.

On May 5, 2026, the management of BestGofer, Inc. (the “Company”) concluded that a material non-cash charge for the impairment of goodwill associated with the Company’s wholly-owned subsidiary, Liberty Home Inspection Services LLC (“LHIS”), is required as of February 28, 2026, the end of the Company’s first fiscal quarter of 2026.

The estimated amount of the impairment charge is $78,754, representing the full carrying amount of goodwill assigned to the LHIS reporting unit, which goodwill was originally recorded in connection with the Company’s August 31, 2025 acquisition of LHIS. The impairment charge will be recognized in the Company’s Statements of Operations for the three months ended February 28, 2026 and will reduce the carrying amount of goodwill on the Company’s Balance Sheet to $0 as of February 28, 2026.

The impairment determination was made under ASC 350-20, Intangibles — Goodwill and Other, following management’s evaluation of indicators of impairment, including the LHIS reporting unit’s operating performance, limited historical and forecasted revenue, sensitivity of the discounted-cash-flow estimate to reasonable changes in assumptions, key-person concentration risk. After consideration of management’s qualitative analysis and a quantitative discounted-cash-flow estimate, management concluded it could not support a determination that the fair value of the LHIS reporting unit exceeds its carrying amount as of the measurement date.

The impairment charge is non-cash. It is not expected to result in any future cash expenditures by the Company. The Company expects to disclose additional information regarding the impairment charge in its Quarterly Report on Form 10-Q for the three months ended February 28, 2026.

This Current Report on Form 8-K does not amend or restate any previously issued financial statements of the Company. The Company’s previously issued financial statements for the fiscal year ended November 30, 2025, included in the Company’s Annual Report on Form 10-K filed on March 13, 2026, are not affected by this impairment, which relates to a measurement date subsequent to the Company’s most recent annual reporting date.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BestGofer, Inc.

Date:	May 5, 2026	By:	/s/ Mohammad Hasan Hamed
		Name:	Mohammad Hasan Hamed
		Title:	President, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer